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Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2002

Penn Treaty American Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-15972 (Commission File Number)	23-1664166 (IRS Employer Identification No.)

3440 Lehigh Street
Allentown, Pennsylvania 18103
(Address of principal executive offices) (Zip Code)

(610) 965-2222
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

        On December 24, 2002, Penn Treaty American Corporation ("Penn Treaty") filed with the Securities and Exchange Commission a prospectus supplement dated December 24, 2002 (the "Prospectus Supplement"), to a prospectus dated November 15, 2000. The Prospectus Supplement relates to Penn Treaty's offering of up to $45,000,000 principal amount of 6 1/4% convertible subordinated notes due 2008 (the "Notes"), at a price of $1,000 per Note. The Notes may be purchased pursuant to transferable subscription rights (the "Rights") distributed to holders of record of Penn Treaty's (i) common stock, (ii) 6 1/4% convertible subordinated notes due 2003 (the "2003 Notes"), and (iii) 6 1/4% convertible subordinated notes due 2008 (the "2008 Notes" and, together with the 2003 Notes, the "Existing Notes") at the close of business on November 25, 2002 (the "Record Date") or, subject to prior sale pursuant to exercise of the Rights, to third party purchasers. As described in the Prospectus Supplement, each holder of common stock will receive one Right to purchase a principal amount of $1,000 of Notes for each 973 shares of common stock beneficially owned on the Record Date. A holder of the 2003 Notes or the 2008 Notes will receive one Right to purchase a principal amount of $1,000 of Notes for each $27,673 principal amount or $2,433 principal amount of such notes, respectively, beneficially owned on the Record Date. In lieu of issuing fractional Rights, Penn Treaty rounded the aggregate number of Rights issued to each holder of Common Stock and each holder of Existing Notes up to the next whole number.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

4.1	Form of Indenture between Penn Treaty American Corporation and Wells Fargo Bank Minnesota, N.A.
5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP
23.1	Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit 5.1)
25.1	Statement of Eligibility of Trustee
99.1	Form of Rights Certificate
99.2	Letter to Shareholders and Noteholders
99.3	Instructions as to Use of Rights Certificates
99.4	Letter to Securities Dealers, Commercial Banks, Brokers, Trust Companies and Other Nominees
99.5	Form of Letter to Beneficial Owners
99.6	Notice of Guaranteed Delivery

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION
December 24, 2002	By:	/s/ CAMERON B. WAITE Cameron B. Waite Chief Financial Officer

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EXHIBIT INDEX

Number	Exhibit
4.1	Form of Indenture between Penn Treaty American Corporation and Wells Fargo Bank Minnesota, N.A.
5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP
23.1	Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit 5.1)
25.1	Statement of Eligibility of Trustee
99.1	Form of Rights Certificate
99.2	Letter to Shareholders and Noteholders
99.3	Instructions as to Use of Rights Certificates
99.4	Letter to Securities Dealers, Commercial Banks, Brokers, Trust Companies and Other Nominees
99.5	Form of Letter to Beneficial Owners
99.6	Notice of Guaranteed Delivery

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX